EXHIBIT 10.21



                              SUNTRUST BANKS, INC.

                      DIRECTORS DEFERRED COMPENSATION PLAN

                                 EFFECTIVE AS OF

                                 JANUARY 1, 1994


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                                TABLE OF CONTENTS

                                                                            Page

ss.1.   PURPOSE                                                              1

ss.2.   DEFINITIONS                                                          1

      2.1   Account                                                          1
      2.2   Beneficiary                                                      1
      2.3   Board                                                            1
      2.4   Director                                                         1
      2.5   Interest Subaccount                                              1
      2.6   Meeting Fees                                                     1
      2.7   Retainer                                                         2
      2.8   Stock Subaccount                                                 2
      2.9   SunTrust Stock                                                   2
      2.10  SunTrust                                                         2
      2.11  Trust Company Bank                                               2

ss.3.   DEFERRAL ELECTIONS                                                   2

      3.1   First Term                                                       2
      3.2   Annual Deferral Elections                                        2
      3.3   Automatic Election Extension                                     3
      3.4   Account Credits                                                  3
      3.5   SunTrust Subsidiary                                              3

ss.4.   ACCOUNT ADJUSTMENTS                                                  3

      4.1   General                                                          3
      4.2   Interest Subaccount                                              3
      4.3   Stock Subaccount                                                 3

ss.5.   DISTRIBUTIONS                                                        4

      5.1   General                                                          4
      5.2   Distribution Forms                                               4
      5.3   Beneficiary                                                      5
      5.4   General Assets                                                   6

ss.6.   MISCELLANEOUS                                                        6

      6.1   Making and Revoking Elections                                    6
      6.2   No Liability                                                     6
      6.3   No Assignment; Binding Effect                                    6
      6.4   Administration                                                   6
      6.5   Construction                                                     6


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      6.6   Term of Office                                                   6
      6.7   1934 Act                                                         7
      6.8   Individual Deferred Compensation Agreements                      7
      6.9   Amendment and Termination                                        7
      6.10  Effective Date                                                   7



                              SUNTRUST BANKS, INC.
                      DIRECTORS DEFERRED COMPENSATION PLAN


                                      ss.1.
                                     PURPOSE

            The purpose of this Plan is to provide a mechanism under which a Director can elect to defer after 1993 the payment of his or her Retainer and Meeting Fees or his or her Retainer or Meeting Fees until after the earlier of his or her death or resignation, removal or retirement as a Director and, further, to elect to treat such deferrals as if invested either in an interest bearing account at Trust Company Bank or in SunTrust Stock pending the distribution of such deferrals in accordance with the terms of this Plan.

                                      ss.2.
                                   DEFINITIONS

            2.1. Account -- means for purposes of this Plan the bookkeeping account maintained by SunTrust as part of SunTrust's books and records in accordance with ss.3, ss.4 and ss.5 to show as of any date the interest of each Director in this Plan, and each such bookkeeping account shall include subaccounts to account for deemed investment returns and different distribution forms.

            2.2. Beneficiary -- means for purposes of this Plan the person or persons designated as such in accordance with ss.5.3.

            2.3. Board -- means for purposes of this Plan the Board of Directors of SunTrust.

            2.4. Director -- means for purposes of this Plan any person (other than a person who is an employee of SunTrust or an affiliate of SunTrust) who has been elected a member of the Board and any former member of the Board for whom an Account is maintained under this Plan.

            2.5. Interest Subaccount -- means for purposes of this Plan the part of a Director's Account which is treated as if invested in an interest bearing account paying interest at the prime rate in effect on the last day of each calendar quarter at Trust Company Bank.

            2.6. Meeting Fees -- means for purposes of this Plan the fees which are payable to a Director for attending a meeting of the Board, a meeting of a committee of the Board, a meeting of the Board of Directors of any SunTrust subsidiary and a meeting of a committee of any such Board of Directors.

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            2.7.  Retainer -- means for purposes of this Plan the fees which are payable to a Director for services as a member of the Board and a member of the Board of Directors of any SunTrust subsidiary.

            2.8. Stock Subaccount -- means for purposes of this Plan that part of a Director's Account which is treated as if invested in SunTrust Stock.

            2.9. SunTrust Stock -- means for purposes of this Plan the $1 par value common stock of SunTrust.

            2.10. SunTrust -- means for purposes of this Plan SunTrust Banks, Inc. and any successor to SunTrust Banks, Inc.

            2.11. Trust Company Bank -- means for purposes of this Plan Trust Company Bank, Atlanta, Georgia or any successor to such bank.

                                      ss.3.
                               DEFERRAL ELECTIONS

            3.1. First Term. A person who is elected a Director or who is nominated for election as a Director (other than a person who was a Director immediately before such election or nomination) shall have the right at any time before the end of the 30 day period immediately following the effective date of his or her election to elect on the form provided for this purpose to defer the payment of his or her Meeting Fees and Retainer or Meeting Fees or Retainer which are otherwise payable after the end of such 30 day period and before the end of the calendar year which includes the last day in such 30 day period; provided, however, if a person makes such election before the effective date of his or her election to the Board, such election shall apply to all such fees which he or she so elects to defer and which are payable during the first calendar year he or she serves as a Director. Any election which is made and not revoked before the effective date of a Director's election shall become irrevocable on such date and an election once irrevocable shall remain irrevocable through the end of the calendar year which includes such effective date. Any election which is made after such effective date and not revoked before the end of the 30 day period immediately following such effective date shall become irrevocable immediately after the last day in such 30 day period, and an election once irrevocable shall remain irrevocable through the end of the calendar year which includes the last day in such 30 day period.

            3.2. Annual Deferral Elections. A Director before the beginning of any calendar year shall have the right to elect on the form provided for this purpose to defer the payment of his or her Meeting Fees and Retainer or Meeting Fees or Retainer which are otherwise payable during such calendar year. Any election which is made and which is not revoked before the beginning of such calendar year shall become irrevocable on the first day of such calendar year and shall remain irrevocable through the end of such calendar year.

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            3.3. Automatic Election Extension. If a Director has made a deferral election under either ss.3.1 or ss.3.2 for any calendar year and has not revoked such election before the beginning of any subsequent calendar year, such election shall remain in effect for each such subsequent calendar year and shall be irrevocable through the end of each such subsequent calendar year.

            3.4. Account Credits. The Meeting Fees and Retainer or Meeting Fees or Retainer which a Director elects to defer under this ss.3 shall be credited to his or to her Account as of the date SunTrust determines that such fees otherwise would have been payable directly to the Director if no election had been made under this ss.3.

            3.5. SunTrust Subsidiary. If a Director makes a deferral election under this ss.3 and he or she is a member of the Board of Directors of any SunTrust subsidiary, SunTrust shall direct such subsidiary, or each such subsidiary, to stop paying the Directors' Retainer and Meeting Fees or Retainer or Meeting Fees in accordance with the terms of the Director's election under this ss.3 to the extent that such election is effective under this Plan with respect to such fees. Similarly, if a Director terminates any such election under this ss.3, SunTrust shall direct the subsidiary, or each subsidiary, to resume paying the Directors' Retainer and Meeting Fees or Retainer or Meeting Fees in accordance with the Director's election to the extent such election is effective under this Plan with respect to such fees.

                                      ss.4.
                               ACCOUNT ADJUSTMENTS

            4.1. General. Each Director who first makes an election under ss.3 shall make an election at the same time under this ss.4 on the form provided for this purpose to treat the credits made to his or her Account as made either 100% to his or her Interest Subaccount or 100% to his or her Stock Subaccount. Thereafter a Director shall have the right to elect to change such election with respect to future credits, and any such election shall (if properly made) be effective for credits made under ss.3.4 after the end of the calendar year in which the Director makes such election. An election under this ss.4.1 shall be made on the form provided for this purpose and shall be effective only if made in accordance with the directions on such form.

            4.2. Interest Subaccount. Any credits which a Director elects to treat as made to his or her Interest Subaccount shall be adjusted as of the first day in each calendar quarter based on the prime interest rate in effect on the last day of the immediately preceding calendar quarter at Trust Company Bank. Such credits shall be made until his or her Interest Subaccount is distributed in full in accordance with ss.5.


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            4.3. Stock Subaccount.  Any credits which a Director elects to treat as made to his or her Stock Subaccount shall be deemed to purchase shares of SunTrust Stock. The number of shares deemed purchased shall be determined by dividing the credits made as of any date to a Director's Stock Subaccount by the closing price of a share of SunTrust Stock for such date as accurately reported in The Wall Street Journal. Any credits made to a Director's Stock Subaccount shall be adjusted as of the first day in each calendar quarter based on the number of the shares of SunTrust Stock deemed purchased with such credits times the closing price of a share of SunTrust Stock as accurately reported in The Wall Street Journal for the last business day of the immediately preceding calendar quarter. Additional shares of SunTrust Stock shall be deemed purchased whenever a cash dividend is paid on SunTrust Stock on the date the dividend is paid on the same basis as shares are deemed purchased when a credit is made to a Stock Subaccount. An appropriate adjustment in the credits made to a Stock Subaccount or the shares of SunTrust Stock deemed purchased for such subaccount shall be made whenever dividends are paid other than in cash or there is a stock split or other adjustment or distribution made by SunTrust with respect to SunTrust Stock.

                                      ss.5.
                                  DISTRIBUTIONS

            5.1. General. The balance credited to a Director's Account shall (subject to ss.5.2(b)) first become distributable to him or to her on the first day of the calendar year which immediately follows the calendar year which includes his or her date of death or the effective date of his or her resignation, removal or retirement as a Director, whichever comes first, and the distribution shall be made as soon as practicable after the beginning of such calendar year. A Director shall have the right to elect that his or her Account be distributed in one of the distribution forms described in ss.5.2 and any such election shall be irrevocable. If such election is made at least one full year before his or her Account first becomes distributable, the Director's Account shall be distributed in accordance with such election. If such election is made less than one full year before his or her Account first becomes distributable, the Director shall be deemed to have made an election under this Plan for a standard lump sum distribution under ss.5.2(a). All distributions under this Plan shall be made in cash.

            5.2.  Distribution Forms.

            5.2.1. Standard Lump Sum. A Director shall have the right to elect that his or her Account be distributed in a standard lump sum, and a standard lump sum distribution shall be made as soon as practicable after his or her Account first becomes distributable under ss.5.1.

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            5.2.2.  Accelerated  Lump Sum.  A  Director  shall have the right to elect that his or her Account be distributed in an accelerated lump sum. If a Director makes such an election, his or her Account shall be treated under ss.5.1 as first becoming distributable on the first day of the first calendar quarter which immediately follows the calendar quarter which includes his or her date of death or the effective date of his or her resignation, removal or retirement as a Director, whichever comes first, and his or her accelerated lump sum election shall be effective only if made at least one full year before the first day of the calendar quarter in which his or her Account is treated (as a result of this ss.5.2(b)) as first becoming distributable under ss.5.1. If a Director's accelerated lump sum election is effective, the accelerated lump sum distribution shall be made as soon as practicable after the beginning of the
calendar   quarter  in  which  his  or  her  Account  is  so  treated  as  first distributable.

            5.2.3. Five Annual Installments. A Director shall have the right to elect that his or her Account be distributed in five annual installments. If a Director's Account is distributed under this distribution form, the first annual installment shall be made as soon as practicable after his or her Account first becomes distributable under ss.5.1. The amount distributable each calendar year shall be determined by multiplying the Director's Account by a fraction, the numerator of which shall be one and the denominator of which shall be the number of installments remaining after such installment has been paid plus one. The second annual installment through the fifth annual installment shall be distributed on or about the anniversary of the distribution of the first annual installment. 5.2.4. Ten Annual Installments. A Director shall have the right to elect that his or her Account be distributed in ten annual installments. If a Director's Account is distributed under this distribution form, the first annual installment shall be made as soon as practicable after his or her Account first becomes distributable under ss.5.1, and the amount distributable each calendar year shall be determined by multiplying the Director's Account by a fraction, the numerator of which shall be one and the denominator of which shall be the number of installments remaining after such installment has been paid plus one. The second annual installment through the tenth annual installment shall be distributed on or about the anniversary of the distribution of the first annual installment.

            5.3.  Beneficiary.

            (a) Designation. A Director shall have the right to designate a person, or more than one person, as his Beneficiary to receive the balance credited to his or her Account in the event of his or her death. Any such designation shall be made on a form provided for this purpose and shall be effective when such form is properly completed and delivered (in accordance with the instructions on such form) by the Director to SunTrust before his or her death. A Director may change his or her Beneficiary designation from time to time and, if a Director changes his or her Beneficiary at any time, his or her Beneficiary shall be the person or persons designated on the last form which is effective on his or her date of death. If no Beneficiary designation is in effect on the date a Director dies or if no designated Beneficiary survives the Director, the Director's estate automatically shall be treated as his or her Beneficiary under this Plan.

            (b) Distribution. If a Director's Beneficiary is a natural person, the Director's Account shall be distributed, or shall continue to be distributed to such person, in accordance with the distribution election in effect for the Director on the date of his or her death. If a Director's beneficiary is a person other than a natural person, the balance credited to the Director's Account shall be distributed to such person in a lump sum as soon as practicable after the Director's Account first becomes distributable under ss.5.1 without regard to the distribution form which the Director had elected.

            5.4. General Assets. All distributions to, or on behalf of, a Director under this Plan shall be made from SunTrust's general assets, and any claim by a Director or by his or her Beneficiary against SunTrust for any distribution under this Plan from such assets shall be treated the same as a claim of any general and unsecured creditor of SunTrust.

                                      ss.6.
                                  MISCELLANEOUS

            6.1. Making and Revoking Elections. An election shall be treated or made or revoked under this Plan only when the form provided for making such election or revocation is properly completed and delivered to SunTrust in accordance with the instructions on such form.

            6.2. No Liability. No Director and no Beneficiary of a Director shall have the right to look to, or have any claim whatsoever against, any officers, director, employee or agent of SunTrust or any affiliate of SunTrust in his or her individual capacity for the distribution of any Account.

            6.3. No Assignment; Binding Effect. No Director or Beneficiary shall have the right to alienate, assign, commute or otherwise encumber an Account for any purpose whatsoever, and any attempt to do so shall be disregarded as completely null and void. The provisions of this Plan shall be binding on each Director and Beneficiary and on SunTrust.

            6.4. Administration. This Plan shall be administered at any time by the person who at such time is the Senior Vice President and Director, Human Resources (or who acts as the functional equivalent to SunTrust's Senior Vice President and Director, Human Resources as such person functioned on January 1,
1994) or his or her successor, or such person's or successor's delegate, and such officer or successor or delegate shall have the right and the power and the responsibility to take such equitable and other action as he or she deems proper or appropriate under the circumstances to properly administer this Plan.

            6.5. Construction. This Plan shall be construed in accordance with the laws of the State of Georgia. Headings and subheadings have been added only for convenience of reference and shall have no substantive effect whatsoever. All references to sections shall be to sections to this Plan. All references to the singular shall include the plural and all references to the plural shall include the singular.

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            6.6. Term of Office.  A Director's  participation in this Plan shall not  constitute  a contract for a Director to serve as a member of the Board for
any  particular   term  or  for  any  particular  rate  of   Compensation,   and
participation in this Plan shall have no bearing whatsoever on such terms or Compensation or on any other conditions for membership on the Board.

            6.7. 1934 Act. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16(a)-1(c)(3)(ii) or its successors under the 1934 Act. To the extent any provision of this Plan or act by the Plan administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrator.

            6.8. Individual Deferred Compensation Agreements. If a Director has entered into an unfunded individual deferred compensation agreement with SunTrust, SunTrust shall have the right to transfer the balance credited as of January 1, 1994 to the Director's bookkeeping account under such agreement to this Plan as a credit made as of such date under this Plan to an Account, or more than one Account, for such Director if (1) the Director agrees to the cancellation of such agreement as a condition to the transfer of such bookkeeping credit, (2) the Director agrees to look exclusively to this Plan for the payment of any such bookkeeping credit and for the terms and conditions for such payment and (3) the Director makes an election under ss.4 with respect to his or her Account, or his or her Accounts. If a benefit was payable to the Director under such agreement at the time of such transfer or he or she had elected a benefit payment form for a benefit under such agreement, (A) such benefit shall be paid in the form described in ss.5.2(a) if the payment period called for under such agreement or such election for such benefit was less than 5 years, (B) such benefit shall be paid in the form described in ss.5.2(c) if the payment period called for under such agreement or such election for such benefit was 5 years or more but less than 10 years and (C) such benefit shall be paid in the form described in ss.5.2(d) if the payment period called for under such agreement or such election for such benefit was 10 years of more.

            6.9. Amendment and Termination. The Board shall have the right to amend this Plan from time to time and to terminate this Plan at any time; provided, however, the balance credited to each Account immediately after any such amendment or termination shall be no less than the balance credited to such Account immediately before such amendment or termination and no amendment or termination shall adversely affect a Director's right to the distribution of his or her Account or his or her Beneficiary's right to the distribution of such Account.

            6.10. Effective Date. This Plan shall be effective only for Meeting Fees and Retainer payable after December 31, 1993.


                                          SUNTRUST BANKS, INC.



                                          By:    _______________________

                                          Title: _______________________